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                                                                   EXHIBIT 10.56

                        FIRST AMENDMENT TO LOAN AGREEMENT



         THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "First Amendment"), dated as of June 5, 1997, is made by and between

         CONSO PRODUCTS COMPANY, a corporation organized and existing under the laws of the State of South Carolina (the "Borrower"); and

         NATIONSBANK, N.A., a national banking association organized and existing under the laws of the United States (the "Bank").


RECITALS:

         A. The Borrower and the Bank entered into that certain Loan Agreement, dated November 25, 1996 (the "Loan Agreement").

         B. The Borrower and the Bank have agreed to modify and amend the Loan Agreement as set forth herein.

         NOW THEREFORE, the parties hereto agree as follows:

         1. The Loan Agreement is hereby amended as follows:

         (a) Recital A is amended by replacing the reference to "(pound)5,000,000" with a reference to "(pound)6,000,000".

         (b) Section 2.01 is amended by replacing the reference to "(pound)5,000,000" with a reference to "(pound)6,000,000".

         (c) Section 2.02 is amended in its entirety so the such Section now reads as follows:

                           2.02 The Sterling Advances shall be made, shall be
                  repaid and shall bear interest in accordance with the terms of that certain Promissory Note, dated June 5, 1997, executed by Trimmings in favor of the Bank in the original principal amount of up to (pound)6,000,000 (the "Sterling Note"), the terms of which are incorporated herein by reference.

         2. Except as hereby modified, all the terms and provisions of the Loan Agreement remain in full force and effect.

         3. Each reference to the "Loan Agreement" in each of the Loan Documents (as defined in the Loan Agreement) shall refer to the Loan Agreement as amended hereby.


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         4. The Borrower will execute such additional documents as are reasonably requested by the Bank to reflect the terms and conditions of this First Amendment and will cause to be delivered such certificates, legal opinions and other documents as are reasonably required by the Bank.

         5. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this First Amendment to produce or account for more than one counterpart.

         6. This First Amendment and all other documents executed pursuant to the transactions contemplated herein shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of North Carolina.



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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their fully authorized officers as of the day and year first above written.


                                               CONSO PRODUCTS COMPANY
ATTEST:

By:     /s/ Konstance J. K. Findlay            By:    /s/ J. Cary Findlay
        -----------------------------                 --------------------------
Title:  Secretary                              Title: Chairman
        -----------------------------                 --------------------------

       (Corporate Seal)


                                               NATIONSBANK, N.A.


                                               By:    /s/ William A. Serenius
                                                      --------------------------
                                                      William A. Serenius,
                                                      Senior Vice President